Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Global Cornerstone Holdings Limited (the “Company”) for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Byron Sproule, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2012	/s/Byron Sproule
Byron Sproule
Chief Financial Officer and Executive Vice President
(Principal financial officer)

This certification accompanies this report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.